SIXTH AMENDMENT TO CREDIT AGREEMENT AND WAIVER

THIS SIXTH AMENDMENT TO CREDIT AGREEMENT AND WAIVER (this "Amendment"), dated as of June__,2000, is by and among Cluett American Corp. (the "Borrower"), Cluett American Investment Corp. (the "Parent"), Cluett American Group, Inc. ("Interco") and the certain subsidiaries of the Parent identified on the signature pages hereto (together with the Parent and Interco, the "Guarantors"), the lenders identified on the signature pages hereto (the "Lenders"), Bank of America, N.A. (formerly known as NationsBank, N.A.), as agent for the Lenders (in such capacity, the "Agent"), and Gleacher NatWest Inc., as documentation agent (the "Documentation Agent").

W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors, the Lenders, the Agent and the Documentation Agent have entered into that certain Credit Agreement dated as of May 18, 1998, as amended as of May 27, 1998, December 18, 1998, March 19, 1999, September 30, 1999, March 29, 2000 and May 2, 2000 (as so previously amended the "Existing Credit Agreement"); and

WHEREAS, the parties to the Existing Credit Agreement have agreed to amend the Existing Credit Agreement and waive certain provisions thereof as provided herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

PART 1
DEFINITIONS

SUBPART 1.1 Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

"Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

"Amendment No. 6 Effective Date" is defined in Subpart 3.1.

SUBPART 1.2 Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.


PART 2

AMENDMENTS TO EXISTING CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the Amendment No.6 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this
Part 2. Except as so amended, the Existing Credit Agreement and all other Credit Documents shall continue in full force and effect.

SUBPART 2.1 Amendments to Section 1.1.

(a) The following definitions appearing in Section 1.1 of the Existing Credit Agreement are amended and restated in their entireties to read as follows:

"Investment  and  Deposit  Agreement"  means the  Second  Amended  and  Restated
     Investment and Deposit Agreement, dated as of June__, 2000, between the Sponsor and the Agent, as amended, modified, restated or supplemented from time to time.

"Leverage  Reduction  Period"  means the period from and including the Amendment
     No. 5 Effective Date through and including June 30, 2000; provided, however, that the Leverage Reduction Period automatically shall be extended on June 30, 2000 to August 31, 2000 if (A the Shirt Group Restructuring shall not have been consummated by June 30, 2000, but there shall exist one or more legally binding and enforceable definitive purchase (or other appropriate) agreements (as determined by the Agent in its sole reasonable discretion, supported by such opinions of counsel for the applicable Consolidated Party(ies) and/or the relevant purchaser(s) as the Agent shall reasonably request) providing for the consummation of the Shirt Group Restructuring by August 31, 2000 and (B either (1) cash and/or Cash Equivalents in an aggregate amount at least equal to the Investment Commitment as of June 30, 2000 shall be on deposit in the Cash Collateral Account or (2) the Sponsor Letter of Credit shall have been issued and delivered to the Agent.

"Leverage Reduction  Requirements"  shall be deemed to have been satisfied as of the last day of the Leverage Reduction Period if, as of the most recent fiscal month end preceding the date of determination with respect to which the Agent has received the Required Financial Information, (i) the Fixed Charge Coverage Ratio is at least 1.0 to 1.0, (ii) the Interest Coverage Ratio is at least 1.5 to 1.0, (iii) the Senior Leverage Ratio is no greater than 3.25 to 1.0 and (iv) the Total Leverage Ratio is no greater than 5.5 to 1.0. For purposes of any determination under this definition, (1) all calculations shall be made on a pro forma basis using the principles set forth in clauses (2), (3) and (4) below and Section 1.3, (2) any Asset Disposition consummated after the Amendment No. 5 Effective Date and any prepayment made pursuant to Section 3.3(b)(v)(B) of the Credit Agreement after the Amendment No. 5 Effective Date shall be deemed to have occurred as of the most recent fiscal month end preceding the date of determination with respect to which the Agent has received the Required Financial Information, (3) liabilities for restructuring costs (such as liabilities for severance payments and lease termination payments and, to the extent that the aggregate amount thereof exceeds the amount of accounts receivable associated with the related Equity Interests or Property, accounts payable and accrued expenses associated with such Equity Interests or Property) resulting from all Asset Dispositions relating to any Equity Interests or Property comprising the Shirt Group consummated on or before the last day of the Leverage Reduction Period shall be deemed to constitute Indebtedness of the Consolidated Parties and (4) Funded Indebtedness of the Consolidated Parties on such date shall be deemed to be increased by the amount as of such date, as reasonably calculated by the Borrower, of the non-recurring benefit to leverage associated with a sale of receivables to the
     Receivables Financing Subsidiary and the corresponding prepayment of the Credit Party Obligations, provided that, in no event shall such increase exceed the Net Cash Proceeds from such sale of receivables. Solely for purposes of this definition, Funded Indebtedness of the Consolidated
     Parties shall be calculated without netting for (a) cash or Cash Equivalents on deposit in the Cash Collateral Account or (b) the amount available to be drawn under the Sponsor Letter of Credit.

"Senior Leverage Ratio" means, as of the last day of any fiscal quarter of the Consolidated Parties for the twelve month period ending on such date, the ratio of (a) all Funded Indebtedness (net of cash and Cash Equivalents, including cash and Cash Equivalents on deposit in the Cash Collateral Account, and net of the amount available to be drawn under the Sponsor Letter of Credit) of the Consolidated Parties on a consolidated basis on the last day of such period, excluding (i) Subordinated Indebtedness,
     (ii) the Tranche C Obligations and (iii) any Credit Party Obligations in which a participation interest has been purchased by, or on behalf of, the Sponsor pursuant to Section 2.1(c) or Section 2.2(c) of the Investment and Deposit Agreement, to (b) Consolidated EBITDA for such period.

"Total Leverage Ratio" means, as of the last day of any fiscal quarter of the Consolidated Parties for the twelve month period ending on such date, the ratio of (a) all Funded Indebtedness (net of cash and Cash Equivalents, including cash and Cash Equivalents on deposit in the Cash Collateral Account, and net of the amount available to be drawn under the Sponsor Letter of Credit) of the Consolidated Parties on a consolidated basis on the last day of such period, including Subordinated Indebtedness, but excluding (i) the Tranche C Loans Obligations and (ii) any Credit Party Obligations in which a participation interest has been purchased by, or on behalf of, the Sponsor pursuant to Section 2.1(c) or Section 2.2(c) of the Investment and Deposit Agreement, to (b) Consolidated EBITDA for such period.

(b) The following new definition is hereby added to Section 1.1 of the Existing Credit Agreement in the appropriate alphabetical order and shall read as follows:

"Sponsor Letter of Credit" means an irrevocable standby letter of credit issued by Bank of America, N.A. for the account of the Sponsor in favor of the Agent, for the benefit of the Lenders other than the Tranche C Lender (in its capacity as such), in the form of Exhibit 1.1C having a maximum face amount equal to the Investment Commitment as of June 30, 2000 (less the aggregate amount of cash and Cash Equivalents on deposit in the Cash Collateral Account on such date).

SUBPART 2.2 Amendments to Section 8.5. Section 8.5 of the Existing Credit Agreement is amended and restated in its entirety to read as follows:

8.5 Asset Dispositions.

The Credit Parties will not permit the Parent or any Consolidated Party to make any Asset Disposition (including, without limitation, any Sale and Leaseback Transaction) other than Excluded Asset Dispositions and a Permitted Austell Property Sale, unless (a) except in connection with the licensing of any of the intellectual property of the Shirt Group on terms providing for the reversion to the applicable Consolidated Parties of all rights to such intellectual property at the end of the license term and upon default in the payment of licensing fees by the applicable licensee thereof, the consideration paid in connection therewith is at least 75% cash or Cash Equivalents, (b) if such transaction is a Sale and Leaseback Transaction, such transaction is permitted by the terms of
Section 8.13 and (c) the Credit Parties shall, immediately following the consummation of such Asset Disposition apply (or cause to be applied) an amount equal to the Net Cash Proceeds of such Asset Disposition to prepay the Credit Party Obligations in accordance with the terms of Section 3.3(b)(iii). Notwithstanding any provision of this Credit Agreement to the contrary, (i) no Asset Disposition involving any portion of the Sock Group shall be permitted unless simultaneously all of the Credit Party Obligations are repaid and this Credit Agreement is terminated in accordance with the terms of Section 11.13(b) except pursuant to a transaction permitted under clause (ii)(A) below and
(ii) none of the Consolidated Parties may sell, lease, transfer or otherwise dispose of accounts receivable except pursuant to (A) up to three (3) Asset Dispositions of receivables having an aggregate fair market value (for both of such transactions taken together) of not greater than $24,000,000 by one or more Consolidated Parties to the Receivables Financing Subsidiary and each of which
(1) is non-recourse to the Consolidated Parties (except for representations, warranties, covenants and indemnities which are reasonably customary in an accounts receivable transaction), (2) complies with the foregoing terms of this
Section 8.5, (3) does not constitute an "Asset Sale" under and as defined in the documents evidencing or governing the Senior Subordinated Debt and (4) is consummated by August 31, 2000 and (B) a transaction constituting an Excluded Asset Disposition.

Upon a sale of Property (including, without limitation, the sale of Equity Interests of a Consolidated Party) permitted by this Section 8.5, the Agent shall (to the extent applicable and provided that such Person is also released from any and all of its obligations, if any, in respect of all other Indebtedness of the Credit Parties) deliver to the Credit Parties, upon the Credit Parties' request and at the Credit Parties' expense, such documentation as is reasonably necessary to evidence the release of the Agent's security interest, if any, in such Property or Equity Interests, including, without limitation, amendments or terminations of UCC financing statements, if any, the return of stock certificates, if any, and the release of such Consolidated Party from all of its obligations, if any, under the Credit Documents.

SUBPART 2.3 Amendments to Section 9.1. Subsection (m) of Section 9.1 of the Existing Credit Agreement is amended and restated in its entirety to read as follows:

(m) Investment and Deposit Agreement. There shall occur and be continuing any "Event of Default" under, and as defined in, Section 6.1(a) or (h) of the Investment and Deposit Agreement; or

SUBPART 2.4 New Exhibit 1.1C. A new Exhibit 1.1C in the form of Exhibit 1.1C attached hereto is added to the Existing Credit Agreement immediately succeeding existing Exhibit 1.1B thereof.

PART 3
EFFECTIVENESS

SUBPART 3.1 Amendment No. 6 Effective Date. This Amendment shall be and become effective as of the date hereof (the "Amendment No. 6 Effective Date") when all of the conditions set forth in this Part 3 shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as "Amendment No. 6."

SUBPART 3.1.1 Execution of Counterparts of Amendment. The Agent shall have received counterparts of this Amendment which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors and the Required Lenders.

SUBPART 3.1.2 Investment and Deposit Agreement. The Agent shall have received an original copy of the Investment and Deposit which shall have been duly executed on behalf of the Sponsor.


PART 4
MISCELLANEOUS

SUBPART  4.1.  Cross-References.  References  in this  Amendment  to any Part or
Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

SUBPART 4.2 Instrument Pursuant to Existing Credit Agreement. This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

SUBPART 4.3 References in Other Credit Documents. At such time as this Amendment No. 6 shall become effective pursuant to the terms of Subpart 3.1, all references in the Credit Documents to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment No. 6.

SUBPART 4.4 Counterparts/Telecopy. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

SUBPART 4.5 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SUBPART 4.6 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.


IN WITNESS WHEREOF the Borrower, the Guarantors and the Required Lenders have caused this Amendment to be duly executed on the date first above written.



CREDIT PARTIES:                             CLUETT AMERICAN Corp.
                                            Cluett American Investment Corp.
                                            Cluett American Group, Inc.
                                            CONSUMER DIRECT CORPORATION
                                            ARROW FACTORY STORES, INC.
                                            GAKM RESOURCES CORPORATION
                                            CLUETT PEABODY RESOURCES CORPORATION
                                            CLUETT PEABODY HOLDING CORP.
                                            CLUETT, PEABODY & CO., INC.
                                            BIDERTEX SERVICES INC.
                                            GREAT AMERICAN KNITTING MILLS, INC.
                                            CLUETT DESIGNER GROUP, INC.
                                            BIDERMANN TAILORED CLOTHING, INC.

                                            By:
                                            Name:
                                            Title:



AGENT:                                      BANK OF AMERICA, N.A.
                                            (formerly known as NationsBank,
                                             N. A.), as Agent

                                            By:
                                            Name:
                                            Title:


LENDERS:                                    BANK OF AMERICA, N.A.
                                            (formerly known as NationsBank,
                                             N. A.)

                                            By:
                                            Name:
                                            Title:

                                            NATIONAL WESTMINSTER BANK PLC

                                            By:
                                            Name:
                                            Title:


                                            FLEET BANK, N.A.

                                            By:
                                            Name:
                                            Title:


                                            BANKBOSTON, N.A.

                                            By:
                                            Name:
                                            Title:


                                            FLEET BUSINESS CREDIT CORPORATION
                                            (successor in interest to Sanwa
                                             Business Credit Corporation)

                                            By:
                                            Name:
                                            Title:


                                            BANK AUSTRIA CREDITANSTALT
                                            CORPORATE FINANCE, INC.

                                            By:
                                            Name:
                                            Title:

                                            By:
                                            Name:
                                            Title:


                                            FIRST SOURCE FINANCIAL LLP,
                                            By:  First Source Financial Inc.,
                                            its manager

                                            By:
                                            Name:
                                            Title:

(Signatures Continued)

                                            GENERAL ELECTRIC CAPITAL
                                            CORPORATION

                                            By:
                                            Name:
                                            Title:


                                            SUMMIT BANK

                                            By:
                                            Name:
                                            Title:


                                            HSBC BANK USA

                                            By:
                                            Name:
                                            Title:


                                            AG CAPITAL FUNDING PARTNERS, L.P.
                                            By:  Angelo Gordon & Co., L.P. as
                                            Investment Advisor

                                            By:
                                            Name:
                                            Title:

                                            NORTHWOODS CAPITAL LIMITED
                                            By:  Angelo Gordon & Co., L.P. as
                                            Collateral Manager

                                            By:
                                            Name:
                                            Title:


                                            NEW YORK LIFE INSURANCE COMPANY

                                            By:
                                            Name:
                                            Title:


                                            SENIOR DEBT PORTFOLIO
                                            By:  Boston Management and Research,
                                                    as Investment Advisor

                                            By:
                                            Name:
                                            Title:


                                            ML CLO XX PILGRIM AMERICA (CAYMAN)
                                            LTD.

                                            By:
                                            Name:
                                            Title:


                                            TORONTO DOMINION (TEXAS), INC.

                                            By:
                                            Name:
                                            Title:


                                            GREAT POINT CLO 1999-1 LTD.

                                            By:      Sankaty Advisors, Inc., as
                                                     Collateral Managers

                                            By:
                                            Name:
                                            Title:


                                            EATON VANCE SENIOR INCOME TRUST

                                            By:
                                            Name:
                                            Title:


Exhibit 1.1C

Form of Sponsor Letter of Credit